UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): July 21, 2004

                                UNIT CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    1-9260                    73-1283193
 (State of Incorporation)       (Commission File             (IRS Employer
                                     Number)              Identification No.)

                             1000 Kensington Tower,
                                7130 South Lewis,
                              Tulsa, Oklahoma 74136

               (Address Of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (918) 493-7700

                                (Not Applicable)
          (Former Name Or Former Address, If Changed Since Last Report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         99   Press Release of Unit Corporation dated July 21, 2004


Item 9. REGULATION FD DISCLOSURE

     On July 21, 2004, Unit Corporation announced that it has reached an agreement to acquire the 60% of Superior Pipeline Company LLC that it does not own for $19.8 million. Superior Pipeline LLC is a mid-stream company engaged in the buying, gathering, processing and treating of natural gas.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

     On July 21, 2004, Unit Corporation announced its earnings for the quarter ended June 30, 2004. The press release regarding this announcement is furnished as Exhibit 99.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 21, 2004
       --------------
                                UNIT CORPORATION

                             By: /s/ David T. Merrill
                             ------------------------
                             David T. Merrill
                             Chief Financial Officer and
                               Treasurer



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

Exhibit Index
-------------
  Exhibit No.                           Description
  -----------                           -----------
     99 Press Release, issued by Unit Corporation on July 21, 2004 announcing its earnings for the quarter ended June 30, 2004 and the agreement reached to acquire Superior Pipeline Company
                LLC.































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